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                                                                    Exhibit 10.3


                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of April 11, 1996, among PHONETEL TECHNOLOGIES, INC., an Ohio corporation (the "Borrower"), INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION, a Delaware corporation ("ING") and CERBERUS PARTNERS, L.P., a Delaware limited partnership ("Cerberus"), constituting all of the Lenders under the Credit Agreement referenced below, and ING in its capacity as Agent for the Lenders.

                              W I T N E S S E T H:
                              --------------------

         RECITALS:

         A. The Borrower, the Lenders and the Agent have entered into a certain Credit Agreement, dated as of March 15, 1996 (the "Credit Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

         B. The Borrower has requested an amendment to the Credit Agreement to revise Section 7.1.11 thereof.

         C. The Lenders are agreeable to amending the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. AMENDMENT TO SECTION 7.1.11. Section 7.1.11 of the Credit Agreement is hereby amended by deleting said section in its entirety and inserting the following in lieu thereof:

                    SECTION 7.1.11. MATERIAL ADVERSE CHANGE. A
             Material Adverse Change shall occur at any time; PROVIDED, HOWEVER, that any Material Adverse Change occurring prior to April 1, 1997 shall be deemed to have occurred on April 1, 1997.



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         SECTION 2. EFFECTIVENESS. This Amendment shall become effective upon receipt by the Agent of a copy of this Amendment, duly executed by each of the Borrower, the Lenders and the Agent, and duly acknowledged and consented to by the Subsidiaries of the Borrower in the form attached to this Amendment.

         SECTION 3. CONTINUING EFFECTIVENESS OF CREDIT AGREEMENT. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms, except as expressly amended or modified by this Amendment.

         SECTION 4. COST AND EXPENSES. The Borrower agrees to pay all reasonable out-of-pocket expenses of the Agent and each of the Lenders party to this Amendment for the negotiation, preparation, execution and delivery of this Amendment (including reasonable fees and expenses of counsel to the Agent and such Lenders).

         SECTION 5. HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

         SECTION 6. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower, the Lenders and the Agent and shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         SECTION 8. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that the Borrower may not assign or transfer its rights or obligations hereunder or under the Credit Agreement except in accordance with the terms of the Credit Agreement.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   PHONETEL TECHNOLOGIES, INC.


                                   By:_______________________________
                                            Name:
                                            Title:

                                                     [CORPORATE SEAL]


                                   INTERNATIONALE NEDERLANDEN
                                   (U.S.) CAPITAL CORPORATION, in its
                                   capacity as Agent and Lender


                                   By:_______________________________
                                            James W. Latimer
                                            Managing Director


                                   CERBERUS PARTNERS, L.P.

                                   By:  CERBERUS ASSOCIATES, L.P.,
                                         its General Partner


                                         By:___________________________
                                            Stephen Feinberg, General Partner

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                           ACKNOWLEDGEMENT AND CONSENT

         The undersigned hereby acknowledge receipt of a copy of the foregoing Amendment, consent to the terms and provisions set forth therein, and agree that the Subsidiary Guaranty dated as of March 15, 1996 (the "SUBSIDIARY GUARANTY") made by each of the undersigned, jointly and severally, in favor of Internationale Nederlanden (U.S.) Capital Corporation ("ING") and such other Lenders as are, or may from time to time become, parties to the Credit Agreement, and ING as Agent for such Lenders, will continue in full force and effect without diminution or impairment notwithstanding the execution and delivery of the Amendment. The undersigned further acknowledge and agree that, upon effectiveness of the Amendment and from and after the date thereof, each reference to the Credit Agreement in the Subsidiary Guaranty and each other Loan Document (as such term is defined in the Credit Agreement) to which any of the undersigned is a party shall mean and be a reference to the Credit Agreement as amended by this Amendment.

PUBLIC TELEPHONE CORPORATION


By:_______________________________
     Name:
     Title:

        [CORPORATE SEAL]

WORLD COMMUNICATIONS, INC.


By:_______________________________
     Name:
     Title:

        [CORPORATE SEAL]

NORTH FLORIDA TELEPHONE CORPORATION


By:_______________________________
     Name:
     Title:

        [CORPORATE SEAL]

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PARAMOUNT COMMUNICATIONS SYSTEMS, INC.


By:_______________________________
     Name:

     Title:

        [CORPORATE SEAL]

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